Equinox Ampersand Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2019
Shares					Fair Value
		EXCHANGE TRADED FUNDS - 1.1%
		DEBT FUNDS - 1.1%
3,000		Invesco BulletShares 2019 High Yield Corporate Bond ETF			$71,760
3,000		Invesco BulletShares 2020 High Yield Corporate Bond ETF			71,835
		TOTAL EXCHANGE TRADED FUNDS (Cost $145,304)			143,595

Principal Amount			Coupon Rate %	Maturity Date
		U.S. TREASURY NOTES - 61.8%
$2,625,000		United States Treasury Note +	1.25	1/31/2020	2,619,258
1,200,000		United States Treasury Note	1.50	10/31/2019	1,199,424
1,000,000		United States Treasury Note	1.50	4/15/2020	998,066
1,047,000		United States Treasury Note +	1.63	11/30/2020	1,044,996
2,225,000		United States Treasury Note +	2.00	7/31/2020	2,227,521
		TOTAL U.S. TREASURY NOTES (Cost - $8,068,998)			8,089,265

		TOTAL INVESTMENTS - 62.9% (Cost - $8,214,302)			$8,232,860
		OTHER ASSETS AND LIABILITIES - NET - 37.1%			4,852,538
		TOTAL NET ASSETS - 100.0%			$13,085,398

+		All or a portion of this investment is a holding of Equinox EquityHedge US Strategy Fund Limited.
ETF	-	Exchange Traded Fund

Equinox Ampersand Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2019

FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Counterparty	Expiration Date	Notional Value at September 30, 2019	Unrealized Depreciation
100	S&P 500 E-Mini Future	Morgan Stanley	Dec-19	$14,892,500	$(128,445)

SWAP CONTRACT
Notional Value at September 30, 2019	Total Return Swap		Fixed Rate Paid	Termination Date	Unrealized Appreciation
20,345,846	Quest Dynamic Financial Hedge Program +		0.35% of the notional value	6/1/2023	$752,558
	Total Net Unrealized Appreciation on Swap Contract				$752,558

+ This investment is a holding of Equinox EquityHedge US Strategy Fund Limited.

Total Return Swap Top 50 Holdings
FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Counterparty	Expiration Date	Notional Value at September 30, 2019	Unrealized Appreciation/ (Depreciation)
28	3 month Euro (EURIBOR)	Deutsche Bank	Dec-19	7,702,154	$7,834
7	3 month Euro (EURIBOR)	Deutsche Bank	Dec-20	1,817,896	(625)
59	3 month Sterling	Deutsche Bank	Dec-19	9,042,472	4,542
15	5 year US Treasury Notes Future	Deutsche Bank	Jan-20	1,781,906	10,149
8	10 year Australian Treasury Bond Future	Deutsche Bank	Dec-19	6,318,003	(4,516)
12	10 year US Treasury Notes Future	Deutsche Bank	Dec-19	1,552,411	10,076
27	90 Day Bank Accepted Bill Future	Deutsche Bank	Dec-19	4,410,665	2,118
33	EUR/USD	Deutsche Bank	Dec-19	4,584,188	53,336
10	Euro-BUND Future	Deutsche Bank	Dec-19	1,861,465	2,861
31	Eurodollar	Deutsche Bank	Jun-20	7,580,907	(6,514)
18	Eurodollar	Deutsche Bank	Sep-20	4,429,436	8,657
31	Eurodollar	Deutsche Bank	Mar-21	7,552,805	(8,787)
40	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Jan-20	2,157,853	4,109
3	Nikkei 225 Future	Deutsche Bank	Dec-19	57,335,381	780
29	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Dec-19	5,403,802	(1,141)

	Open Long Futures Contracts
26	2 year Euro-Schatz Future	Deutsche Bank	Dec-19	3,233,181	(4,629)
11	3 month Euro (EURIBOR)	Deutsche Bank	Mar-20	2,996,730	(867)
6	3 month Euro (EURIBOR)	Deutsche Bank	Jun-20	1,709,344	(712)
13	3 month Euro (EURIBOR)	Deutsche Bank	Sep-20	3,592,620	19
18	3 month Euro (EURIBOR)	Deutsche Bank	Mar-21	5,003,305	4,142
27	3 month Euro (EURIBOR)	Deutsche Bank	Jun-21	7,272,733	2,454
17	3 month Sterling	Deutsche Bank	Jun-20	2,553,302	1,294
14	3 month Sterling	Deutsche Bank	Sep-20	2,209,180	1,709
30	3 month Sterling	Deutsche Bank	Dec-20	4,523,397	2,111
30	3 month Sterling	Deutsche Bank	Mar-21	4,551,691	(476)
31	3 month Sterling	Deutsche Bank	Jun-21	4,792,174	3,922
31	3 year Australian Treasury Bond Future	Deutsche Bank	Dec-19	6,719,536	5,344
18	5 year US Treasury Notes Future	Deutsche Bank	Jan-20	2,156,356	(10,254)
11	10 year Australian Treasury Bond Future	Deutsche Bank	Dec-19	8,688,896	6,551
5	10 year Japanese Government Bond Future	Deutsche Bank	Dec-19	7,027,482	(3,805)
28	10 year US Treasury Notes Future	Deutsche Bank	Dec-19	3,596,244	(25,649)
22	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-20	3,561,481	1,764
22	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-21	3,565,270	1,505
19	Euro-BOBL Future	Deutsche Bank	Dec-19	2,758,271	(14,279)
14	Euro-BUND Future	Deutsche Bank	Dec-19	2,679,111	(11,379)
43	Eurodollar	Deutsche Bank	Mar-20	10,544,558	(9,583)
21	Eurodollar	Deutsche Bank	Sep-20	5,138,886	3,011
41	Eurodollar	Deutsche Bank	Dec-20	9,996,769	5,934
31	Eurodollar	Deutsche Bank	Jun-22	7,637,942	19,065
17	JPY/USD	Deutsche Bank	Dec-19	1,969,358	(15,778)
50	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	Oct-19	2,787,686	(149,483)
2	Nikkei 225 Future	Deutsche Bank	Dec-19	9,559,708	2,473
19	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Mar-20	3,484,214	(34)
11	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Jun-20	2,035,746	(2,768)

OPTIONS ON CURRENCY
Put/Call	Description	Expiration	Strike Price	Notional Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Put	USD/EUR	Oct-19	1.06	1,632,380	$221

Written:
Put	JPY/USD	Jan-20	98.00	1,855,632	$(194)
Put	JPY/USD	Feb-20	99.00	1,497,528	(521)
Put	JPY/USD	Oct-19	101.00	2,459,852	-
Put	JPY/EUR	Jan-20	111.00	1,632,380	(2,175)
Put	USD/EUR	Oct-19	1.06	2,959,576	(401)

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	level 2	Level 3	Total
Exchange Traded Funds	$143,595	$-	$-	$143,595
U.S. Treasury Notes	-	8,089,265	-	8,089,265
Swap Contract	-	752,558	-	752,558
Total	$143,595	$8,841,823	$-	$8,985,418

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contract*	$128,445	$-	$-	$128,445
Total	$128,445	$-	$-	$128,445

The Fund did not hold any Level 3 securities during the period. *Cumulative appreciation/depreciation on the futures contract is shown.

Consolidation of Subsidiaries – Equinox Ampersand Strategy Fund with Equinox EquityHedge Fund Limited ("EEH-CFC") – The Consolidated Financial Statements include the account of EEH-CFC, a foreign controlled corporation, wholly-owned and controlled subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may each invest up to 25% of its total assets in the CFC which acts as an investment vehicle in order to effect certain investments consistent with their respective investment objectives and policies.

The CFC utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of its Prospectus.

A summary of the Funds’ investments in the CFCs are as follows:

Inception Date of CFC	CFC Net Assets at September 30, 2019	% Of Total Net Assets at September 30, 2019
6/29/2018	$ 3,001,382	22.9%

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the year the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of September 30, 2019, the Fund had unrealized depreciation for equity risk of $128,445 from futures contracts.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. Currently, the Fund utilizes a total return swap with Deutsche Bank AG, London Branch, that provides exposure to the total returns of the Quest Dynamic Financial Hedge Program of Quest. These total return swaps are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return.

The gross returns exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of September 30, 2019, the Fund had unrealized appreciation of $752,558 from swap contracts.

The notional value of the derivative instruments outstanding as of September 30, 2019 as disclosed in the Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

Aggregate Unrealized Appreciation and Depreciation - Tax Basis

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$8,694,796	$292,462	$(130,285)	$162,177